UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

320 Post Road, Suite 230

Darien, Connecticut 06820

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 656-2400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2024

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

1 | December 31, 2024

Sprott Focus Trust

Performance (Unaudited)

Average Annual Total Returns
As of December 31, 2024 (%)

Fund	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr	Since Inception	Inception Date
Focus Market Total Return	-0.96	1.63	8.06	7.95	7.88	6.23	9.50	11/1/96[1]
INDEX
Russell 3000 TR Index[2]	23.81	8.01	13.86	12.55	13.56	10.22	9.77

1Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. commenced acting as investment adviser to the Fund and continues to serve as such.

2Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2 | December 31, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Dear Fellow Shareholders,

The calendar year 2024 was frustrating for both the portfolio management team and shareholders of Sprott Focus Trust (FUND), of which I am a proud member. FUND’s Net Asset Value rose 1.63% while the market price discount widened, leaving shareholders with a slightly negative total return of -0.96%. This compares to a total return of 23.81% for the benchmark Russell 3000 Index for the twelve months.

In analyzing last year’s FUND performance, we find ourselves asking how we could have gotten the global macroeconomic picture so right while producing such meager returns. We were expecting a period of stickier inflation and a delayed interest rate-cutting cycle. Further, when the Federal Reserve interest rate cuts finally arrived in September, longer-term interest rates (10-year government bond yields) increased. Three interest rate cuts totaling 1.00% resulted in 10-year Treasury yields going up 1.00%. This has not happened since the 1980s. We believe the markets were signaling that something had changed, as normal correlations appeared to be breaking down. At a time when long-term yields would normally decline, they were driven higher by either higher inflation expectations or deteriorating credit or both.

One would expect that FUND’s portfolio of companies with strong balance sheets and exposure to hard assets themes would perform relatively well in these conditions. On the contrary, FUND’s performance was disappointing, as our value approach was not rewarded. For the second year running, equity market returns in 2024 were driven by the continued momentum of a handful of large-capitalization technology companies (the MAG 7, or Magnificent Seven stocks). This momentum trade has now concentrated the broad indices well beyond the peaks of 2020. As of this writing, the MAG 7 represents roughly one-third (33%) of the S&P 500 Index’s market capitalization and 22% of the Russell 3000 Index’s market cap. It is worth noting that while the Russell 3000 Index was up 23.81% last year, the median stock performance was 3.82%, and nearly half (45.7%) of the Index’s constituents were down on the year.

During the second half of 2024, we took advantage of FUND’s wider-than-normal discount to Net Asset Value by accelerating our share repurchase program. Since the end of June, we bought back 769,849 shares, bringing 2024’s total to 1,376,719. Our buyback program has been in place since November 2020. While we are somewhat restricted in our buyback program, we would be happy to hear if any large blocks are available. Along with our high insider ownership, this should demonstrate our unwavering conviction in FUND’s long-term strategy and the relative attractiveness of the current portfolio.

Positioning and Portfolio Activity

FUND had 32 equity investments at the end of 2024, down from 36 a year ago, as we liquidated seven positions and initiated three new positions. Cash finished the year at 7.8%, up from 4.8% at mid-year. As mentioned previously, cash will tend to build into strongly rising equity markets as existing portfolio positions reach fair value without sufficient new undervalued ideas in which to redeploy proceeds. Cash is a by-product of the investment opportunity set that we perceive, given our absolute value approach. We are patient and disciplined in our search for securities that meet our valuation criteria.

As shown in Figure 1, nine of the previous period’s 10 largest positions remain, with the current top 10 holdings comprising 44.2% of net assets, up slightly from 43.2% six months ago. As shown in Figure 2, the Materials sector was FUND’s greatest exposure at 38.2%. Both steel manufacturers and gold and silver miners comprised 13.5% each. Energy, at 13.6%, and Financial Services, at 11.9%, were the next-largest sector exposures.

Figure 1

Top 10 Positions as of 12/31/2024 (% of Net Assets)
Federated Hermes, Inc.	4.9
The Buckle, Inc.	4.9
Artisan Partners Asset Management Inc.	4.7
Exxon Mobil Corporation	4.5
Helmerich & Payne, Inc.	4.3
Reliance, Inc.	4.3
Agnico Eagle Mines Limited	4.2
Nucor Corporation	4.2
Steel Dynamics, Inc.	4.1
Pason Systems Inc.	4.1
Top 10 Total	44.2

Holdings may vary, and this list is not a recommendation to buy or sell any security.

Figure 2

Portfolio Sector Breakdown as of 12/31/2024[1] (% of Net Assets)
Materials	38.2
Energy	13.6
Financial Services	11.9
Real Estate	9.3
Consumer Discretionary	9.2
Cash & Cash Equivalents	7.8
Consumer Staples	3.7
Industrials	3.5
Technology	2.8
Total	100.0

1Sector weightings are determined using the Bloomberg Industry Classification Standard (“BICS”).

Whitney George

3 | December 31, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Figure 3

Portfolio Diagnostics as of 12/31/2024
Fund Net Assets	$251 million
Number of Equity Holdings	32
2024 Annual Turnover Rate	16.37%
Net Asset Value	$8.36
Market Price	$7.32
Average Market Capitalization[1]	$2,931 million
Weighted Average P/E Ratio[2,3]	13.72x
Weighted Average P/B Ratio[2]	1.72x
Weighted Average Yield	2.89%
Weighted Average ROIC	19.13%
Weighted Average Leverage Ratio	1.88x
Holdings ≥75% of Total Investments	20
U.S. Investments (% of Net Assets)	68.68%
Non-U.S. Investments (% of Net Assets)	31.32%

1 Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which management believes offers a more accurate measure of average market cap than a simple mean or median.

2 Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3 Fund’s P/E ratio calculation excludes companies with zero or negative earnings (37.12% of holdings as of 12/31/2024).

As was the case in the first half of 2024, and consistent with our history of selling into strength when securities prices approach full and fair value, four positions were sold while two new positions were initiated during the second half of 2024. Two of the sales were necessitated by takeover bids received, the first being Centamin plc, which will be mentioned later in this letter as a large contributor to FUND’s 2024 performance. Transactions oftentimes, but not always, approximate the full valuation of target companies. The second position sold were shares we received as partial consideration paid by Australian drilling services company Perenti Limited in its acquisition of specialized driller DDH1 Limited in late 2023. While Perenti’s shares remain undervalued by conservative measures, we have concentrated our exposure to the drilling sector by focusing on its larger and more diversified competitor, which FUND holds, Major Drilling Group International Inc.

FUND’s long-held position in Berkshire Hathaway Inc. was liquidated in the second half of 2024, a holding we discuss later in this letter. Since our disciplined valuation-driven approach to managing FUND compels us to sell positions when they reach full and fair valuation, our sale of Berkshire should come with little surprise. With the passing of Berkshire Vice Chairman Charles Munger in late 2023 and the advanced age of Mr. Buffett (94 years young), it seems misplaced that Berkshire shares should trade near peak-of-cycle valuations. While we hope for Father Time’s long-delayed visit, we know, as Mr. Buffett recently commented, that he always wins. Like Berkshire itself, we continue to let cash build by selling positions in companies deemed fully valued, even of the highest quality, such as Berkshire Hathaway.

AerSale, Inc. was the fourth position sold in the second half of 2024, as we overstayed our welcome as shareholders. While patience is considered a virtue, it isn’t always rewarded in investing since time compounds both good and bad developments. Fortunately, we had taken significant profits earlier in AerSale’s tenure in FUND’s portfolio when the environment for its aftermarket aviation products and services was more favorable. In recent periods, there has been a marked deterioration in airplane parts and equipment sales, as AerSale has been regularly outbid by competitors willing to accept lower returns on their investments. To AerSale’s credit, it remains disciplined even if short-term business activity suffers. Our error in judgment was that we remained patient for too long in anticipation of the AerAware new product launch. Despite having a significant launch customer lined up, Federal Aviation Authority (FAA) certification approval experienced prolonged delays. Having received its FAA certification, concerns about the pace of customer adoption and production continue. Management now lacks credibility over this issue, and so does our confidence in them.

A starter position in Champion Iron Limited was initiated in the second half of 2024. Champion Iron produces a superior iron ore content concentrate (66.2% Fe content) for use in producing “green steel” (i.e., steel produced with a significantly lower carbon footprint). The Canadian government added high-purity iron ore to its critical minerals list in June 2024, illustrating the strategic importance of Champion’s product. The higher content material can be used as direct reduction iron (DRI) pellet feed for electric-arc furnace (EAF) steel production instead of high-grade recycled steel, which has been EAF’s traditional feedstock and is in increasingly short supply domestically. According to the World Bank, demand for DRI is expected to increase by approximately 355% by 2050. Champion has extensive high-purity iron ore resources and plans to become a growing green steel supply chain supplier. Champion’s flagship producing asset is the Bloom Lake Mine in Québec, Canada, which it acquired through its Quebec Iron Ore Inc. subsidiary in 2016 from Cliffs Natural Resources Inc. Production from the mine connects directly to railway assets and a modern port purpose-built for exporting ore. Additional resources located near the Bloom Lake Mine offer growth optionality, which we believe is not factored into the current Champion share price. Despite the high quality of its resources and infrastructure, and considering the strategic importance of Champion’s production, we believe that Champion’s share price is undervalued, mistakenly overshadowed by slowing steel demand in the short term.

The other new position added during the second half of 2024 was in ASA Gold and Precious Metals Limited, a diversified closed-end mutual fund that invests in companies conducting gold and precious metals mining, exploration and development. While we believe that gold and precious metals have a very bright future, as we have written about before, the added benefit to this opportunity is the “double discount” we capture since the fund trades in the public market, similar to Sprott Focus Trust and is priced at a material discount to the current market value of its underlying holdings. By so doing, we hope to mitigate potential future downside while capturing incremental upside. Following this logic an additional step, since Sprott Focus Trust also trades at a discount to its underlying holdings, a buyer of FUND today would be capturing an implied “triple discount” as it relates to the ASA Gold fund holding. We have great confidence in the attributes that the ASA Gold fund managers seek in their target companies since there is much overlap in their portfolio’s holdings with Sprott’s internally managed gold-related funds.

4 | December 31, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Performance Contributors and Detractors

Figure 4 shows which positions contributed and detracted the most from FUND’s aggregate performance in 2024.

Figure 4

Top Contributors to Performance Year-to-date through 12/31/2024 (%)[1]
Cal-Maine Foods, Inc.	2.37
Agnico Eagle Mines Limited	1.87
Federated Hermes, Inc.	1.11
Centamin plc	0.96
Berkshire Hathaway Inc.	0.95

Top Detractors from Performance Year-to-date through 12/31/2024 (%)[1]
Radius Recycling, Inc.	-1.68
Nucor Corporation	-1.52
Major Drilling Group International Inc.	-0.81
Pason Systems Inc.	-0.80
Vishay Intertechnology, Inc.	-0.79
[1]Net of dividends

Top Contributors to Performance

Shares in fresh shell egg producer Cal-Maine Foods, Inc. surged 87% in 2024, contributing 2.37% to overall portfolio performance for the year. Egg prices continued to be impacted by the Highly Pathogenic Avian Influenza (HPAI) outbreak, which began in 2022 and has resulted in a significant decline in the supply of eggs, as 38.4 million commercial laying hens were depopulated this year. Reduced supply and record demand for eggs in 2024 drove prices materially higher. Recent high-profile announcements have further enhanced eggs’ longstanding position as a designated “healthy” food, including the U.S. Food and Drug Administration (FDA), the United Nations, the Academy of Pediatrics and the American Heart Association. Despite all this recognition, eggs remain a very competitive source of nutrition on a cost-per-serving basis, even at elevated retail prices. In addition, Cal-Maine Foods is expanding its line of egg products, including hard-cooked eggs and other ready-to-eat products, which leverages its existing distribution channels and extends its penetration into retail and food service marketplaces.

Senior gold producer Agnico Eagle Mines Limited continued its great first-half performance through the second half of 2024, advancing 45% for the full year as the spot price of gold reached its all-time high of $2,777 per ounce on October 30, 2024. The miner contributed 1.87% to FUND’s performance in 2024. Gold proved an effective portfolio diversifier, outperforming all major asset classes (rising 27.22% for the year) amid heightened geopolitical uncertainty and market volatility. According to the World Gold Council, strong central bank and investor demand offset declining consumer demand. Agnico Eagle’s portfolio of high-quality assets in politically safe jurisdictions deserves a premium valuation, in our minds. The company reported record free cash flow generation in all four quarters of 2024, reducing its net debt by more than C$1 billion. In December,

Agnico Eagle capped its record year with an opportunistic but friendly take-over bid for Canadian junior mining exploration and development company O3 Mining Inc.

Federated Hermes, Inc. is a global leader in active, responsible investment management with more than $800 billion in assets under management (AUM) across equity, fixed-income, alternative/private markets, multi-asset and money market product offerings. Its shares advanced nearly 30% in 2024, contributing 1.11% to FUND’s performance. Total AUM reached a new record high for the eighth consecutive quarter in 2024 on the strength of flows into both fixed income and money market products and market appreciation in other products. Federated Hermes continues to execute well, and its sizable net cash balance sheet and free cash flow generation should continue to support additional share repurchases. The company’s board of directors recently authorized the repurchase of up to an additional 5 million shares.

Centamin plc, the London-listed mid-tier gold producer and operator of the Sukari gold mine in southern Egypt, received a friendly takeover bid from AngloGold Ashanti plc in September, contributing 0.96% to FUND’s performance for the year. The initial offer represented a 37% premium to the undisturbed Centamin share price. However, since the offer was partly comprised of AngloGold shares, the realized premium was somewhat less as AngloGold shares declined in subsequent weeks.

Shares in Berkshire Hathaway Inc. also continued their strong first-half performance in the second half of 2024, advancing 27% for the full year and contributing 0.95% to portfolio performance. The company’s most recent quarterly results, announced in November, showed Berkshire’s cash balance and marketable securities stood at $325 billion. This illustrates, to some degree, where we are in the current market cycle since Mr. Buffett has been growing Berkshire’s cash balance by paring back on long-held positions in Apple and Bank of America. Selling when others are greedy is a hallmark of Mr. Buffett’s contrarian style and ours. Of note is the absence of share repurchases for the first time since 2018. Given the elevated valuation of Berkshire Hathaway, it should not be surprising. The challenge for Berkshire, now more than ever, will be finding new investments that can move the needle of its $1 trillion market capitalization. As discussed in this letter’s “Positioning and Portfolio Activity” section, we will be watching with great interest from the sidelines after having benefitted as shareholders for decades.

Top Detractors from Performance

As was the case at mid-year, Radius Recycling Inc. led the list of detractors for the full year as its shares detracted 1.68% from overall performance. We shared six months ago that Radius’s environment was negatively impacted by a shortage of scrap steel available for purchase, resulting in higher acquisition prices and compressing the spread that approximates Radius’ gross margin. In addition, prices of finished steel products are being negatively impacted by elevated Chinese exports. These two simultaneous challenges have not yet improved with time, exacerbating the duration and magnitude of losses for Radius Recycling.

Nucor Corporation, another of our steel holdings, experienced a difficult operating environment in 2024 as its shares declined 32% and detracted 1.52% for the year. Finished steel prices reflected the same supply dynamic from excess Chinese exports, satiating domestic U.S. flat-rolled steel demand. While December Chinese trade data showed China’s finished

5 | December 31, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

steel exports continuing to increase into year-end (5% month-over-month and 26% year-over-year), the new U.S. Trump administration’s talk of tariffs could help ease exports from China as 2025 progresses.

Major Drilling Group International Inc. is one of the largest drilling services companies in the mining industry. The company’s shares declined 18% in 2024 despite its leading position serving senior gold producers; the holding detracted 0.81% from FUND’s performance last year. Most recent quarterly results showed North American revenues (its biggest exposure at ~45%) declined by 20% versus the previous year. This was somewhat offset by strength in Chile and Australia, but not sufficiently. The company is doing a respectable job of controlling costs amid the decline in exploration drilling activity. At the same time, its net cash balance sheet allows it to continue to buy smaller competitors in this fragmented industry. Major Drilling’s recent purchase of Explomin Perforaciones in Peru will make it the largest specialized driller in Peru, a position the company holds in several other important mining jurisdictions.

Pason Systems Inc. shares declined 19%, and detracted 0.80% from FUND’s 2024 performance despite stable current revenues, a clear competitive advantage, and a near-monopoly market position for land-based drilling data solutions in North America. The company provides electronic data recording for land-based drilling and service rigs. Most recent financial results demonstrated the resilience of Pason’s offering as consolidated revenues increased by 14% compared to a year ago, while North American land drilling activity decreased by 5% year-over-year. Pason is not immune to industry-level drilling cycles, and its long history of outpacing underlying North American drilling activity is key to the investment thesis. Pason can achieve this by raising daily rental rates via increased product adoption and technology enhancements, growing its international market penetration, and penetrating new but related end-markets such as well completions with new technology offerings that enhance efficiencies and improve safety. While drill rig activity will always be an influencing factor that investors rely on for insights into Pason’s business, its unique products and services offer greater growth opportunities in cyclical upturns and resilience during industry downturns. The company’s net cash balance sheet enables smart capital allocation irrespective of the cyclicality of its underlying business.

Shares in Vishay Intertechnology, Inc., one of the world’s largest manufacturers of discrete semiconductors and passive electronic components, declined 28% and detracted -0.79% from FUND’s 2024 performance. Demand from industrial customers has been tepid all year, exacerbated by a prolonged period of inventory destocking. The company specifically cited Europe, which comprised 36% of revenues in 2023, as particularly weak as macroeconomic conditions worsened during the year. The company embarked upon a new five-year strategic plan under its new CEO nearly two years ago when the environment was better. Although we have confidence in Vishay’s ultimate success under the new vision, the current depressed operating environment will make such strategic changes more difficult.

Outlook

We are prepared for market volatility in 2025. As mentioned, our cash position is as high as it has been in several years. Our portfolio has been further concentrated in our highest conviction investments, most of which have fairly aggressive stock buybacks in place with balance sheets to support them. We agree with J.P. Morgan’s Chairman of Market and Investment

Strategy Michael Cembalest when he writes, “Policies and statements from Trump nominees (both cabinet-level and those not requiring Senate confirmation) indicate that they aim to ‘break’ something, whether it’s globalization, the Federal bureaucracy, the IRS, the FBI, Medicare, U.S. vaccine policy, lax U.S. border policies, its ‘Deep State’ opponents or something else. Whatever the goals, I take them at their word: they are going to break something, I just don’t know what.”

After two extraordinarily strong years of equity appreciation, the odds favor more muted returns. Corrections of 15% or more are normal occurrences in bull markets, and it seems we are due, especially with the change in administration and the personalities involved. The old adage of buying the rumor and selling the news may well come into play on January 20 with the turnover of executive power. Just as long bonds peaked at the onset of this interest rate easing cycle, the optimism in equity markets around Trump’s policies may dwindle once faced with political realities.

Long ago Warren Buffett remarked that “debt doesn’t matter until the day it does, then it’s all that matters.” The question is, are we there yet? With annual deficits running at roughly $2 trillion with no end in sight, on top of $36 trillion of uncapped debt, is the Treasury market telling us something? In the fourth quarter alone, the U.S. Treasury Department reported a deficit of $710.9 billion, up $200 billion from the comparable period in 2023. The combination of rising interest expense, continued spending and declining tax receipts in the fourth quarter took the deficit to levels only surpassed in the worst quarter of the COVID-19 crisis. It seems to us that we might be there.

On a brighter note, we are pleased to welcome Ryan McIntyre to the Management Team of Sprott Focus Trust as Assistant Portfolio Manager. Ryan joined Sprott two years ago to create a Family Office as part of Sprott Wealth Management here in Darien, CT. Since then, he has been instrumental in various additional roles, including launching a private fund to invest in physical commodities. Ryan shares our own long-term investment approach with a keen eye for high-quality, mispriced companies. He also brings a fresh look to FUND’s portfolio to help us build conviction in old and newer positions and identify the value traps we may have stumbled into. Ryan’s bio can be found on our website.

Finally, once again, I would like to thank the whole team at Sprott Inc. for their support in managing Sprott Focus Trust. Their diligence helps us manage FUND efficiently despite its modest size. Matt Haynes continues to provide insightful commentary for our investors so all can understand the dynamics within our portfolio. Basia Dworak, my Executive Assistant and our Director of Corporate Administration, consistently supports me and the team, freeing our time and creating an environment that is a joy to work in every day. I would also like to thank our Board of Directors for their support and valuable insights. Shareholders should take comfort that they are well represented and that we are held to the highest governance standards.

Mostly, thank you to our loyal and many very long-term shareholders. We don’t hear from you often, but it’s always a pleasure when we do. Please call anytime at 203.656.2340. We answer our own phones and always have time for fellow shareholders.

Sincerely,

W. Whitney George
Senior Portfolio Manager
January 27, 2025

6 | December 31, 2024

Sprott Focus Trust

Performance Review (Unaudited)

Growth of $10,000 (as of December 31, 2024)
Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

This chart assumes an initial gross investment of $10,000 made on 10/31/1996. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 3000 Index is a capitalization-weighted index measuring the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Returns include the reinvestment of all dividends. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Calendar Year Total Returns (%)

Year	Fund (NAV)	Year	Fund (NAV)
2024	1.6	2011	-10.5
2023	11.8	2010	21.8
2022	0.1	2009	54.0
2021	22.9	2008	-42.7
2020	6.8	2007	12.2
2019	32.7	2006	15.8
2018	-17.0	2005	13.7
2017	18.5	2004	29.3
2016	24.8	2003	54.3
2015	-11.1	2002	-12.5
2014	0.3	2001	10.0
2013	19.7	2000	20.9
2012	11.4	1999	8.7

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 4, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2024.

7 | December 31, 2024

Sprott Focus Trust

History Since Inception (Unaudited)

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance Review of the Fund.

History		Amount Reinvested	Purchase Price[1]	Shares	Nav Value[2]	Market Value[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Annual distribution total $0.54		7.965	500	67,448	63,317
2023	Annual distribution total $0.50		7.758	512	75,342	67,647
2024	Annual distribution total $0.60		7.479	678	76,363	66,863
12/31/24		$7,044		9,134

1The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2Values are stated as of December 31 of the year indicated, after reinvestment of distributions, unless otherwise indicated.

3Includes a return of capital.

8 | December 31, 2024

Sprott Focus Trust

Distribution Reinvestment and Cash Purchase Options (Unaudited)

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), through the Internet, by telephone or in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans plus a per share fee of $0.05. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from amounts to be invested. Computer share will wait up to three business days after receipt of the check or electronic funds transfer to ensure it receives good funds and will then seek to purchase shares from optional cash purchases promptly on the investment date.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee plus a per share fee of $0.15 from the sale transaction. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from any sale proceeds to be paid. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43006, Providence, RI 02940-3006, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.). Computershare’s website is www.computerhsare.com/investor.

Are there tax consequences when participating in Distribution Reinvestment Cash Purchase Plan?

Dividends are taxable regardless of whether you take them in cash or reinvest them in the Fund that pays them out. You incur the tax liability in the year in which the dividends are reinvested.

9 | December 31, 2024

Sprott Focus Trust

Schedule of InvestmentsDecember 31, 2024

See Notes to Financial Statements.

Security Description	Shares	Value
COMMON STOCKS (90.78%)
Consumer Discretionary (6.77%)
Automobiles (1.91%)
Thor Industries, Inc.(a)	50,000	$4,785,500
Specialty Retail (4.86%)
Buckle, Inc.	240,000	12,194,400

Total Consumer Discretionary (Cost $7,727,014)		16,979,900

Consumer Staples (3.69%)
Food Products (3.69%)
Cal-Maine Foods, Inc.	90,000	9,262,800

Total Consumer Staples (Cost $2,833,291)		9,262,800

Energy (13.59%)
Energy Equipment & Services (9.09%)
Helmerich & Payne, Inc.	340,000	10,886,800
Pason Systems, Inc.(a)	1,080,000	10,225,608
Smart Sand, Inc.	750,000	1,687,500
		22,799,908
Oil, Gas & Consumable Fuels (4.50%)
Exxon Mobil Corp.	105,000	11,294,850

Total Energy (Cost $27,481,484)		34,094,758

Financials (11.83%)
Capital Markets (11.83%)
Artisan Partners Asset Management, Inc.	275,000	11,838,750
Ashmore Group PLC	2,750,000	5,504,916
Federated Hermes, Inc.	300,000	12,333,000
		29,676,666

Total Financials (Cost $24,155,673)		29,676,666

Industrials (5.92%)
Commercial Services & Supplies (2.37%)
Societe BIC SA	90,000	5,947,849
Marine Transportation (3.55%)
Clarkson PLC	180,000	8,912,275

Total Industrials (Cost $11,861,850)		14,860,124

Security Description	Shares	Value
Information Technology (2.82%)
Electronic Equipment, Instruments & Components (2.03%)
Vishay Intertechnology, Inc.	300,000	$5,082,000

Semiconductors & Semiconductor Equipment (0.79%)
Cirrus Logic, Inc.(b)	20,000	1,991,600

Total Information Technology (Cost $6,894,556)		7,073,600

Materials (36.88%)
Chemicals (5.52%)
CF Industries Holdings, Inc.	75,000	6,399,000
Westlake Corp.	65,000	7,452,250
		13,851,250
Metals & Mining (31.36%)
Agnico Eagle Mines Ltd.	135,000	10,558,350
Alamos Gold, Inc.	300,000	5,532,000
Champion Iron Ltd.(a)	1,000,000	3,603,603
Gemfields Group Ltd.(a)	11,999,943	979,263
Major Drilling Group International, Inc.(b)	1,680,000	9,595,325
Nucor Corp.	90,000	10,503,900
Osisko Gold Royalties Ltd.	340,000	6,154,000
Pan American Silver Corp.	240,000	4,852,800
Radius Recycling, Inc.	160,000	2,435,200
Reliance, Inc.	40,000	10,770,400
Seabridge Gold, Inc.(b)	300,000	3,423,000
Steel Dynamics, Inc.	90,000	10,266,300
		78,674,141

Total Materials (Cost $71,501,118)		92,525,391

Real Estate (9.28%)
Real Estate Management & Development (9.28%)
FRP Holdings, Inc.(b)	270,000	8,270,100
Kennedy-Wilson Holdings, Inc.	850,000	8,491,500
Marcus & Millichap, Inc.	170,000	6,504,200
		23,265,800

Total Real Estate (Cost $20,472,557)		23,265,800

TOTAL COMMON STOCKS (Cost $172,927,543)		227,739,039

10 | December 31, 2024

Sprott Focus Trust

Schedule of InvestmentsDecember 31, 2024

See Notes to Financial Statements.

Security Description	Shares	Value
Repurchase Agreement (7.79%)
Fixed Income Clearing Corporation, 1.36% dated 12/31/24, due 1/02/25, maturity value $19,546,415 (collateralized by obligations of various U.S. Treasury Note, 4% due 1/15/27, valued at $19,935,847)		$19,544,938

Total Repurchase Agreements (Cost $19,544,938)		19,544,938

Securities Lending Collateral (0.06%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	157,151	157,151

Total Securities Lending Collateral (Cost $157,151)		157,151

Closed Ended Fund (1.29%)
ASA Gold & Precious Metals Ltd.	160,000	3,235,200

Total Closed Ended Funds (Cost $3,408,807)		3,235,200

TOTAL INVESTMENTS (99.92%) (Cost $196,038,439)		250,676,328
OTHER ASSETS IN EXCESS OF LIABILITIES (0.08%)		205,311
NET ASSETS (100.00%)		$250,881,639

(a)Security (or a portion of the security) is on loan. As of December 31, 2024, the market value of securities loaned was $1,591,674. The loaned securities were secured with cash collateral of $157,151 and non-cash collateral with a value of $1,506,726. The non-cash collateral received consists of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and is held for the benefit of the Fund at or in an account in the name of the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)Non-Income producing.

(c)Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

11 | December 31, 2024

Sprott Focus Trust

Statement of Assets and LiabilitiesDecember 31, 2024

See Notes to Financial Statements.

ASSETS:
Investments at value	$231,131,390
Repurchase agreements (at cost and value)	19,544,938
Foreign currencies at value	82,881
Cash	25,000
Receivable for investments sold	460,509
Receivable for dividends and interest	231,753
Receivable for securities lending income	2,791
Prepaid expenses and other assets	2,420
Total Assets	251,481,682
LIABILITIES:
Obligation to return securities lending collateral	157,151
Payable for investment advisory fee	222,322
Fund shares redeemed	99,169
Audit fees	43,400
Legal fees	26,361
Administration fees	8,883
Accrued expenses	42,757
Total Liabilities	600,043
NET ASSETS	$250,881,639

NET ASSETS CONSIST OF:
Paid-in capital	$194,173,156
Total distributable earnings	56,708,483
NET ASSETS	$250,881,639

INVESTMENTS (EXCLUDING REPURCHASE AGREEMENTS), AT COST	$176,493,501
FOREIGN CURRENCY, AT COST	$83,149

PRICING OF SHARES
Net Assets	$250,881,639
Shares of beneficial interest outstanding (150,000,000 shares authorized, par value $0.01 per share)	30,018,270
Net Asset Value per share	$8.36

12 | December 31, 2024

See Notes to Financial Statements.

Sprott Focus Trust

Statement of OperationsFor the year ended December 31, 2024

INVESTMENT INCOME:
Dividends(a)	$7,712,285
Interest	217,360
Securities lending income, net of fees	29,876
Total investment income	7,959,521

EXPENSES:
Investment advisory fees (See note 7)	2,617,663
Custody and transfer agent fees	73,458
Administrative fees	53,268
Stockholders reports	52,924
Legal Fees	49,876
Audit fees	43,400
Directors' fees	20,345
Other expenses	43,452
Total expenses	2,954,386
Compensating balance credits	(2,694)
Net expenses	2,951,692
NET INVESTMENT INCOME/(LOSS)	5,007,829

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	11,846,341
Net realized gain/(loss) on foreign currency transactions	(35,800)
Net change in unrealized appreciation/(depreciation) on investments	(14,846,768)
Net change in unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currency	(1,134)
Net realized and unrealized gain/(loss) on investments and foreign currency	(3,037,361)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,970,468

(a)Net of foreign tax withholding in the amount of $164,921.

13 | December 31, 2024

See Notes to Financial Statements.

Sprott Focus Trust

Statements of ChangesDecember 31, 2024

	For the Year Ended Dec. 31, 2024	For the Year Ended Dec. 31, 2023
INVESTMENT OPERATIONS:
Net investment income/(loss)	$5,007,829	$5,481,956
Net realized gain/(loss) on investments and foreign currency	11,810,541	10,604,177
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(14,847,902)	11,391,138
Net increase/(decrease) in net assets from investment operations	1,970,468	27,477,271

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(17,864,855)	(14,703,309)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	11,590,857	8,686,747
Shares redeemed	(10,730,596)	(9,739,029)
Net increase/(decrease) from capital share transactions	860,261	(1,052,282)
Net increase/(decrease) in Net Assets	(15,034,126)	11,721,680

NET ASSETS
Beginning of year	265,915,765	254,194,085
End of year	$250,881,639	$265,915,765

14 | December 31, 2024

Sprott Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each year, and to assist stockholders in evaluating the Fund’s performance for the years presented.

For a Share Outstanding Throughout the Years Presented	For the Year Ended Dec. 31, 2024	For the Year Ended Dec. 31, 2023	For the Year Ended Dec. 31, 2022	For the Year Ended Dec. 31, 2021	For the Year Ended Dec. 31, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$8.91	$8.49	$9.07	$8.08	$8.30

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.17	0.18	0.13	0.16	0.15
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.11)	0.75	(0.16)	1.57	0.24
Total investment operations	0.06	0.93	(0.03)	1.73	0.39

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.18)	(0.18)	(0.10)	(0.35)	(0.33)
Net realized gain on investments and foreign currency	(0.42)	(0.32)	(0.44)	(0.41)	(0.22)
Total distributions to Common Stockholders	(0.60)	(0.50)	(0.54)	(0.76)	(0.55)

CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.05	0.02	0.01	0.06	0.00 (b)
Effect of reinvestment of distributions by Common Stockholders(a)	(0.06)	(0.03)	(0.02)	(0.04)	(0.06)
Total capital stock transactions	(0.01)	(0.01)	(0.01)	0.02	(0.06)
NET ASSET VALUE, END OF YEAR	$8.36	$8.91	$8.49	$9.07	$8.08
MARKET VALUE, END OF YEAR	$7.32	$8.00	$7.97	$8.60	$6.90

TOTAL RETURN:(c)
Net Asset Value	1.63%	11.84%	0.08%	22.93%	6.80%
Market Value	(0.96)%	6.96%	(0.91)%	36.49%	2.86%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.13%	0.15%	0.14%	0.12%	0.18%
Expenses prior to balance credits	1.13%	1.15%	1.14%	1.12%	1.18%
Net expenses	1.13%	1.15%	1.14%	1.12%	1.18%
Net investment income/(loss)	1.91%	2.16%	1.50%	1.70%	2.04%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Year (‘000)	$250,882	$265,916	$254,194	$268,688	$242,901
Portfolio Turnover Rate	16%	15%	20%	22%	35%

(a) Calculated using average shares outstanding during the year.

(b) Represents less than $0.005.

(c) The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each year using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.

See Notes to Financial Statements.

15 | December 31, 2024

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2024

1. ORGANIZATION

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA, Inc. assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager. After March 6, 2015, Sprott Asset Management LP was the investment adviser, and Sprott Asset Management USA, Inc. was the sub-adviser of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. (the “Adviser”) commenced acting as investment adviser to the Fund and continues to serve as such.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

At December 31, 2024, officers, employees of Sprott Inc. and its subsidiaries, Fund directors, and other affiliates owned approximately 51% of the Fund.

A. Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from these estimates.

B. Portfolio Valuation and Methodologies

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

C. Fair Value Hierarchy

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs.

Level 3 – significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16 | December 31, 2024

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2024

The following is a summary of the Fund’s investments as of December 31, 2024 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$227,739,039	$—	$—	$227,739,039
Closed Ended Fund	3,235,200			3,235,200
Repurchase Agreement	—	19,544,938	—	19,544,938
Securities Lending Collateral	157,151	—	—	157,151
Total	$231,131,390	$19,544,938	$—	$250,676,328

There were no transfers between levels for investments held at the end of the year.

D. Investment Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

E. Expenses

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by the Adviser are allocated equitably.

F. Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $2,694 for the year ended December 31, 2024.

3. RISKS

A. Common Stock

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

C. Foreign Currency

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

17 | December 31, 2024

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2024

D. Metals and Mining Industry Risk

Companies in the metals and mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure.

4. TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost of total investments for Federal income tax purposes was $193,521,213. At December 31, 2024, net unrealized appreciation for all securities was $57,155,115, consisting of aggregate gross unrealized appreciation of $65,805,851 and aggregate gross unrealized depreciation of $(8,650,736).

The tax character of distributions paid to common stockholders during 2024 and 2023 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2024	2023
Ordinary Income	$6,382,342	$7,013,971
Long-term capital gain	11,482,513	7,689,338
	$17,864,855	$14,703,309

As of December 31, 2024, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation) on investments and foreign currency	$57,153,423
Other accumulated losses	(444,940)
Total Distributable Earnings	$56,708,483

As of December 31, 2024, the Fund had Late year losses due to Post October currency losses of $444,940.

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and non-REIT return of capital basis adjustments. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book and tax differences. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share to the fund. For the year ended December 31, 2024 there were no permanent differences requiring a reclassification between total distributable earnings (losses) and paid-in capital.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2021-2024) and has concluded that as of December 31, 2024, no provision for income tax is required in the Fund’s financial statements.

5. DISTRIBUTIONS

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

6. CAPITAL STOCK

The Fund issued 1,547,681 and 1,118,253 shares of Common Stock as reinvestments of distributions for the years ended December 31, 2024 and December 31, 2023, respectively.

18 | December 31, 2024

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2024

On June 7, 2024, the Board authorized the Fund to repurchase 5% of shares of the Fund until June 15, 2025. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

The following table summarizes the Fund’s share repurchases under its share repurchase program for the years ended December 31, 2024 and December 31, 2023:

	For year ended December 31, 2024	For year ended December 31, 2023
Dollar amount repurchased	$10,730,596	$9,739,029
Shares repurchased	1,376,719	1,211,710
Average price per share (including commission)	7.80	7.97
Weighted average discount to NAV	11.74%	6.67%

7. INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Adviser and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued investment advisory fees totaling $2,617,663 to the Adviser for the year ended December 31, 2024.

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2024, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $40,724,321 and $65,715,802 respectively.

9. LENDING OF PORTFOLIO SECURITIES

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of December 31, 2024, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

As of December 31, 2024, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$ 1,591,674	$ 157,151	$ 1,506,726	$ 1,663,877

19 | December 31, 2024

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2024

The following table presents financial instruments, net of the related collateral received by the Portfolio as of December 31, 2024.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$ 1,591,674	$ —	$ (1,591,674)	$ —

(a)Represents market value of loaned securities at year end.

(b)The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of December 31, 2024, with a contractual maturity of overnight and continuous.

10. Other information

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

11. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between December 31, 2024 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

20 | December 31, 2024

Sprott Focus Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Sprott Focus Trust, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Focus Trust Inc., (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2025

21 | December 31, 2024

Sprott Focus Trust

Fund’s Portfolio Management, Investment Objectives and Policies and Principal Risks (Unaudited)

Since January 1, 2024, the first day after the Fund’s most recent annual reporting period, there have been no material changes of the Fund’s investment objectives and policies, charter or by-laws, principal risk factors associated with investment in the company and the persons who are primarily responsible for the day-to-day management of the company’s portfolio.

Portfolio Management

W. Whitney George is the portfolio manager of the Fund. He has served as the portfolio manager of the Fund since 2000.

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. On July 1, 2023, Sprott Asset Management USA, Inc. became the investment adviser of the Fund and Sprott Asset Management LP became the sponsor of the Fund.

Investment Objectives and Policies

The Fund’s primary investment goal is long-term capital growth.

The Fund normally invests at least 65% of its assets in equity securities. The Adviser uses a value approach to invest the Fund’s assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, the Adviser focuses the Fund’s investments primarily in small-cap companies (companies with stock market capitalizations between $500 million and $2.5 billion) and micro-cap companies (companies with stock market capitalizations below $500 million) with significant business activities in the United States. Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock.

The Fund may invest up to 35% of its assets in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.

The Adviser uses a value method in managing the Fund’s assets. In selecting equity securities for the Fund, the Adviser evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. The Adviser then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

The Adviser invests in the equity securities of companies that are trading significantly below its estimate of the company’s “current worth” in an attempt to reduce the risk of overpaying for such companies. The Adviser’s value approach strives to reduce some of the other risks of investing in small-cap companies (for the Fund’s portfolio taken as a whole) by evaluating various other risk factors. The Adviser attempts to lessen financial risk by buying companies with strong balance sheets. While no assurance can be given that this risk-averse value approach will be successful, the Adviser believes that it can reduce some of the risks of investing in the securities of small-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although the Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap markets.

Principal Risks

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Fixed Income Securities. Up to 35% of the Fund’s assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers, including up to 5% of its assets in below investment-grade debt securities, also known as high-yield/high-risk securities. There are no limits on the maturity or duration of the fixed income securities in which the Fund may invest.

Two of the main risks of investing in fixed income securities are credit risk and interest rate risk. Below investment-grade debt securities are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

Foreign Investments. The Fund invests a portion of its assets in securities of foreign issuers. In most instances, investments will be made in companies principally based, or whose securities are traded in, the United States or the other developed countries of North America, Europe, Asia, Australia and New Zealand and not in emerging markets countries.

22 | December 31, 2024

Sprott Focus Trust

Fund’s Portfolio Management, Investment Objectives and Policies and Principal Risks (Unaudited)

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign investments also may be subject to local economic and political risks which might adversely affect the Fund’s ability to realize on its investment in such securities. No assurance can be given that the Adviser will be able to anticipate these potential events or counter their effects.

The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes.

Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Limited Number of Portfolio Holdings. The Fund generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree.

Sector Risk. To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or materials sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Securities Lending. The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

Share Price Discount. The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

Small/Mid-Cap Companies. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies.

Warrants, Rights or Options. The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

23 | December 31, 2024

Sprott Focus Trust

Directors and Officers (Unaudited)

All Directors and Officers may be reached c/o Sprott Asset Management USA, Inc. 320 Post Road, Suite 230, Darien, CT 06820.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
W. Whitney George 1958	Director[1], Senior Portfolio Manager	Since 2015	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since March 2021, Sprott Asset Management USA, Inc.	1	None
Michael W. Clark 1959	Director	Since 2015	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	11	None
Peyton T. Muldoon 1969	Director	Since 2017	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	11	None
Leslie Barrett 1965	Director	Since 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	11	None
James R. Pierce, Jr. 1956	Director	Since 2015	Retired since December 2022; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2022.	11	None
Thomas W. Ulrich 1963	President, Secretary, Chief Compliance Officer	Since 2015

Managing Partner, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA, Inc. since October, 2012; Former Chief Compliance Officer of Sprott Global Resource Investments Ltd. from October 2012 to December 2022.

Varinder Bhathal 1971	Treasurer	Since 2017

Chief Financial Officer of Sprott Asset Management LP since December 2018; Managing Partner, Chief Controller & Treasurer of Sprott Inc. since October 2017; Former Vice President, Finance of Sprott Inc., from December 2015 to October 2017.

1Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as Chief Executive Officer of Sprott, Inc., the parent company of Sprott Asset Management USA, Inc., the Fund’s adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2430.

24 | December 31, 2024

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at December 31, 2024 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2024 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•the Fund’s future operating results

•the prospects of the Fund’s portfolio companies

•the impact of investments that the Fund has made or may make charges will be deducted from amounts to be invested. Computer share will wait up to three business days after receipt of the check or electronic funds transfer to ensure it receives good funds and will then seek to purchase shares from optional cash purchases promptly on the investment date.

•the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and

•the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 5% of its outstanding common shares. The Board of Trustees reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 7, 2024 until June 15, 2025. Any such repurchase would take place at the prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also available on the Fund’s website (www.sprottfocustrust.com).

25 | December 31, 2024

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

Results of Stockholder Meetings

At the annual meeting of stockholders of Sprott Focus Trust, Inc., held on September 3, 2024, stockholders of record as of the close of business on July 19, 2024, voted to approve the following proposal:

Proposal 1: To elect the following Directors to the Fund’s Board of Directors:

	For	Against	Abstain	Broker Non-Votes
W. Whitney George	24,968,009	218,316	0	0
James R. Pierce, Jr.	24,844,757	341,568	0	0

At the annual meeting of stockholders of Sprott Focus Trust, Inc., held on September 18, 2023, stockholders of record as of the close of business on August 4, 2023, voted to approve the following proposal:

Proposal 1: To elect one Director to the Fund’s Board of Directors:
Peyton Tansill Muldoon.

	For	Against	Abstain	Broker Non-Votes
Peyton Tansill Muldoon	24,846,557	67,537	0	0

The Director terms of W. Whitney George and James R. Pierce will expire at the shareholders’ meeting in 2027; the Director terms of Leslie Barrett and Michael Clark will expire at the shareholders’ meeting in 2025; and the Director term of Peyton Tansill Muldoon will expire at the shareholders’ meeting in 2026.

Distribution Information

The Fund’s managed distribution policy (“MDP”) is described at the beginning of this Report in the section titled “Managed Distribution Policy.” Under the MDP, the Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under the MDP, the Fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

The 19(a) Notices containing the Fund’s most current distribution information as of December 31, 2024 (as required by a certain exempted regulatory relief the Fund has received) are set forth in the Appendix to this Report.

Shareholders may participate in the Fund’s Dividend Reinvestment Plan. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash. A shareholder may terminate his or her participation in the Fund’s distribution reinvestment plan by contacting his or her broker.

26 | December 31, 2024

Sprott Focus Trust

APPENDIX (unaudited)

2024 19(a) Notices

The 19(a) Notices set forth in this Appendix may be found at https://sprott.com/investment-strategies/managed-equities/focus-trust/#secDistributions.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc.
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 28, 2024 to stockholders of record at the close of business on March 14, 2024 (ex-dividend on March 13, 2024). The price of shares issued for reinvestment will be determined on March 21, 2024.

	Distribution Per Share
FUND	$0.1286

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV”) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on March 28, 2024 and for 2024 year-to-date are as follows:

Estimated Allocations as of February 29, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1286	$ 0.0357 (27.75%)	$ 0.0264 (20.53%)	$ 0.0328 (25.51%)	$ 0.0337 (26.21%)

Estimated Allocations for 2024 through February 29, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1286	$ 0.0357 (27.75%)	$ 0.0264 (20.53%)	$ 0.0328 (25.51%)	$ 0.0337 (26.21%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 02/29/2024)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 02/29/2024)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 02/29/2024)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 02/29/2024)[4]
FUND	10.59%	1.49%	-3.37%	1.49%

[1] **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 29, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.**

[2] **The Annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2024.**

[3] **Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 to February 29, 2024, assuming reinvestment of distributions paid.**

[4] **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2024 to February 29, 2024), as a percentage of the Fund’s NAV as of February 29, 2024.**

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc.
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on July 1, 2024 to stockholders of record at the close of business on June 14, 2024 (ex-dividend on June 14, 2024). The price of shares issued for reinvestment will be determined on June 24, 2024.

	Distribution Per Share
FUND	$0.1299

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on July 1, 2024 and for 2024 year-to-date are as follows:

Estimated Allocations as of May 31, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1299	$ 0.0193 (14.86%)	$ 0.0050 (3.85%)	$ 0.1056 (81.29%)	$ 0.0000 (0.00%)

Estimated Allocations for 2024 through May 31, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.2585	$ 0.0844 (32.65%)	$ 0.0314 (12.14%)	$ 0.1385 (53.58%)	$ 0.0042 (1.63%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 05/31/2024)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 05/31/2024)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 05/31/2024)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 05/31/2024)[4]
FUND	13.67%	1.43%	3.36%	2.85%

[1] **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2024. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

[2] **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of May 31, 2024.**

[3] **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2023 to May 31, 2024, assuming reinvestment of distributions paid.**

[4] **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2024 to May 31, 2024), as a percentage of the Fund's NAV as of May 31, 2024.**

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on September 30, 2024 to stockholders of record at the close of business on September 16, 2024 (ex-dividend on September 16, 2024). The price of shares issued for reinvestment will be determined on September 23, 2024.

	Distribution Per Share
FUND	$0.1301

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on September 30, 2024 and for 2024 year-to-date are as follows:

Estimated Allocations as of August 31, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1301	$ 0.0576 (44.27%)	$ 0.0000 (0.00%)	$ 0.0042 (3.23%)	$ 0.0683 (52.50%)

Estimated Allocations for 2024 through August 31, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.3886	$ 0.1140 (29.34%)	$ 0.0300 (7.72%)	$ 0.1424 (36.65%)	$ 0.1022 (26.29%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and August be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 08/31/2024)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 08/31/2024)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 08/31/2024)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 08/31/2024)[4]
FUND	11.78%	1.46%	3.78%	4.35%

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended August 31, 2024. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of August 31, 2024.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2023 to August 31, 2024, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2024 to August 31, 2024), as a percentage of the Fund's NAV as of August 31, 2024.**

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on December 30, 2024 to stockholders of record at the close of business on December 13, 2024 (ex-dividend on December 13, 2024). The price of shares issued for reinvestment will be determined on December 20, 2024.

	Distribution Per Share
FUND	$0.2161

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on December 30, 2024 and for 2024 year-to-date are as follows:

Estimated Allocations as of November 30, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.2161	$ 0.0000 (0.00%)	$ 0.0000 (0.00%)	$ 0.2161 (100.00%)	$ 0.0000 (0.00%)

Estimated Allocations for 2024 through November 30, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.6047	$ 0.2146 (35.52%)	$ 0.0314 (5.18%)	$ 0.3587 (59.30%)	$ 0.0000 (0.00%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and August be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 11/30/2024)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 11/30/2024)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 11/30/2024)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 11/30/2024)[4]
FUND	11.59%	2.30%	10.74%	6.45%

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended November 30, 2024. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of November 30, 2024.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2023 to November 30, 2024, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2024 to November 30, 2024), as a percentage of the Fund's NAV as of November 30, 2024.**

www.sprott.com

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(2) Michael W. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(3) Not Applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year Ended December 31, 2024	$30,000
	Fiscal Year Ended December 31, 2023	$30,000

(b)	Audit-Related Fees
	Fiscal Year Ended December 31, 2024	$0
	Fiscal Year Ended December 31, 2023	$0

(c)	Tax Fees (tax services rendered include preparation of tax returns)
	Fiscal Year Ended December 31, 2024	$7,200
	Fiscal Year Ended December 31, 2023	$7,200

(d)	All Other Fees
	Fiscal Year Ended December 31, 2024	$0
	Fiscal Year Ended December 31, 2023	$0

(e)	(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant’s investment adviser (and any other controlling entity, etc. – not sub-adviser) for the last two fiscal years.
	Registrant	Investment Adviser
Fiscal Year Ended December 31, 2024	$7,200	$0
Fiscal Year Ended December 31, 2023	$7,200	$0

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon, James R. Pierce, Jr., and Leslie Barrett are members of the Registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-Ended Management Investment Companies.

(a)	Not applicable for closed-end investment companies.

(b)	Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Other of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable because the Board of Directors did not approve an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management USA Inc., the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally speaking, the Adviser will vote in favor of the following proxy proposals:

(i)	electing and fixing number of directors

(ii)	appointing auditors

(iii)	ratifying director actions

(iv)	changing a registered address

(v)	authorizing directors to fix remuneration of auditors

(vi)	approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

The Adviser retains the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2024)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant	Since July 2002	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since March 2021, Sprott Asset Management USA, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2024)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performed-Based	Value of Managed Accounts for which Advisory Fee is Performed Based
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(3)	Description of Portfolio Manager Compensation Structure (information as of December 31, 2024)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Adviser and its affiliates, leadership and other contributions to the Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4)	Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2024)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned
Over $1,000,000

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date .[1,2]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[4]
Month #1 January 01 to January 31, 2024	194,339	7.6910	194,339
Month #2 February 01 to February 28, 2024	114,534	7.7295	114,534
Month #3 March 01 to March 31, 2024	56,908	7.8468	56,908
Month #4 April 01 to April 30, 2024	128,461	7.8472	128,461
Month #5 May 01 to May 31, 2024	88,176	7.8452	88,176
Month #6 June 01 to June 30, 2024	24,452	7.8247	24,452
Month #7 July 01 to July 31, 2024	108,507	7.8391	108,507
Month #8 August 01 to August 31, 2024	82,623	7.7892	82,623
Month #9 September 01 to September 30, 2024	65,763	7.6719	65,763
Month #10 October 01 to October 31, 2024	193,086	7.7837	193,086
Month #11 November 01 to November 30, 2024	204,734	7.9835	204,734
Month #12 December 01 to December 31, 2024	115,136	7.7606	115,136
Total	1,376,719		1,376,719

1. The share repurchase program was announced on November 20, 2020.

2. The expiration date of the program was initially December 31, 2021. The Board authorized an additional 5% repurchase of shares for Sprott Focus Trust on June 7, 2024 until June 15, 2025. The number of shares approved under the repurchase program is 1,478,854.

3. No plans have expired during the period.

4. No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Securities Lending Activities Income and Fees for Fiscal Year 2024

Gross income from securities lending activities (including income from cash collateral reinvestment)	$40,803
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,470
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$41
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$3,416
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$10,927
Net income from securities lending activities	$29,876

(b)	During the Registrant’s fiscal year ended December 31 2024, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	lend available securities to institutions that are approved borrowers
●	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower
●	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account
●	receive and hold, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities
●	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day
●	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement
●	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

●	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser
●	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Code of Ethics. Filed herewith.

	(2)	Not applicable to this filing on Form N-CSR.

	(3)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes – Oxley Act of 2002. Filed herewith.

(b)		Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President (Principal Executive Officer)

Date:	March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President (Principal Executive Officer)

Date:	March 10, 2025

By:	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer (Principal Financial Officer)

Date:	March 10, 2025